                                  EXHIBIT 10

                     1987 Stock Option Plan, as amended.

                                   EXHIBIT 10
                           NATIONAL DATA CORPORATION
                             1987 STOCK OPTION PLAN

         1. Purpose. The purpose of the National Data Corporation 1987 Stock Option Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging and enabling key employees of the Company and its subsidiaries to acquire a financial interest in the Company through the issuance of incentive stock options and non-qualified stock options ("Options") granted under the Plan. The Company believes that the Plan will also aid the Company and its subsidiaries in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

         2. Administration. The Plan shall be administered, construed and interpreted by the Compensation Committee (the "Committee") consisting of members of the Board of Directors of the Company appointed by the Board of Directors. The Board of Directors may also from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

         The Committee shall from time to time determine the persons who shall participate in the Plan and the extent of their participation. The Committee also shall determine the price to be paid for shares upon the exercise of Options granted under the Plan, the period within which each Option may be exercised, and the terms and conditions of each individual Stock Option Agreement by and between the Company and the holder of the Option. The terms and conditions of each individual Stock Option Agreement shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. Each Stock Option Agreement shall indicate clearly the status of the Option as an incentive stock option or a non-qualified stock option.

         In interpreting any portion of the Plan that governs or affects the issuance, administration, or exercise of incentive stock options, the Committee shall be governed by the principles and requirements of






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Sections 421, 422A, 425 and related Sections of the Internal Revenue Code of
1986, as amended ("Code"), and the Treasury Regulations applicable to incentive stock options and incentive stock option plans. Where applicable, unless otherwise defined, the term "subsidiary" and all other terms used herein shall have and shall be interpreted by the Committee as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any Option granted under the Plan and any determination by the Committee pursuant to any provision of the Plan or any such option shall be final and conclusive. Business shall be transacted by a majority vote of the members of the Committee, and any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be liable for any action or determination made in good faith, and members of the Committee shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

         3. Eligibility. Options under the Plan may be granted to key employees of the Company or of one or more of the present or future subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its subsidiaries at the time of the grant. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an Option grant unless he is also a member of the Committee in which event he shall not be eligible for an Option grant. For purposes of the Plan, a person to whom an Option is granted under the Plan shall be referred to as a "Grantee".

         4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's $.125 par value Common Stock (the "Common Stock"). Subject to readjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be 650,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. In the





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event that any outstanding Option granted under the Plan for any reason expires or is terminated prior to the end of the period during which Options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject in whole or in part to any Option granted under the Plan.

         5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Committee shall approve from time to time. Such Stock Option Agreements and the Options evidenced thereby shall comply with and be subject to the terms and conditions of this paragraph. Incentive Stock Option Agreements shall also comply with and be subject to the provisions of Sections 421, 422A, 425 and related Sections of the Code and applicable Treasury Regulations.
Nevertheless, non-qualified stock options shall not be subject to any term or condition applicable only to incentive stock options and, similarly, incentive stock options shall not be subject to any term or condition applicable only to non-qualified stock options. Except as indicated otherwise, the following terms and conditions shall apply to both incentive stock options and to non-qualified stock options.

                 (a) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

                 (b)      Amount Limitation for Incentive Stock Options.

                          (i) The aggregate fair market value of stock (valued as of the date of grant of the incentive stock option) subject to incentive stock options granted to a key employee under all plans of the Company and, its parent or subsidiary corporations and that become exercisable for the first time by such key employee during any calendar year may not exceed One Hundred Thousand Dollars ($100,000).

                          (ii) This paragraph 5(b) shall not apply to non-qualified stock options.

                 (c) Option Price. The option price for each incentive stock option granted under the Plan shall be the amount determined by the Committee, but, subject to the provisions of paragraph 5(j) of the Plan, shall not be less than 100% of the fair market value of the shares of Common Stock subject to the incentive stock option on the date of grant of such option. The option price for each non-qualified





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stock option shall be determined by the Committee and may be less than the fair market value of the shares of Common Stock subject to the non-qualified stock option on the date of grant of such option. The date on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the closing price of the Common Stock in the National Association of Securities Dealers Automatic Quotation System
("NASDAQ") National Market of Over-the-Counter Securities or, if such price is not available, the mean between the high "bid" and the low "asked" prices of the Common Stock in the over-the-counter market, in either case on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported in The Wall Street Journal or by a national quotation service. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported in The Wall Street Journal or by a national quotation service.

                 (d) Medium and Time of Payment. The option price shall be payable upon the exercise of an Option in cash or by check or, if provided in the Stock Option Agreement, in shares of Common Stock already held by the Grantee. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the fair market value of such shares on the date of exercise of the option (determined as provided in paragraph 5(c) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Committee; provided, however, that the Committee, in its discretion, may allow the Grantee to present satisfactory proof of ownership of such shares without delivering the endorsed certificate(s) therefor and in such event shall cause the Company to issue to the Grantee the number of shares of Common Stock equal to (i) the number of shares as to which the Grantee is exercising the option less (ii) the number of shares used by the Grantee in payment of the option price upon exercise of such option.





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                 (e)      Term and Exercise.  Each Option granted under the
Plan shall be exercisable by the Grantee only during a term fixed by the Committee. The term of each incentive stock option shall end not later than ten years after the date of grant of the incentive stock option. The Committee shall determine whether the Option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

                 (f) Method of Exercise. All Options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(d) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such Option is being exercised. The Company shall make delivery of certificates representing the shares for which an Option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an Option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

                 (g)      Effect of Termination of Employment or Death.

                          (A)     Termination of Employment.  Except as
otherwise provided in this subparagraph (A) or in subparagraph (B) next following, upon the termination of the employment of any Grantee with the Company or any subsidiary for any reason, all Options held by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. Subject to the limitations set forth below, the Committee at its election may provide in any Stock Option Agreement that the Grantee may exercise an Option during a period specified by the Committee after the termination of employment of the Grantee with the Company or any subsidiary then employing the Grantee; provided, however, that in the case of an incentive stock option such period may not be longer than three months from the date of the Grantee's termination of employment, unless the Grantee's employment is terminated





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due to the Grantee's permanent disability in which event such period may not be longer than one year after the termination of employment. In no event, however, will the Option be exercisable after the expiration of the term of the Option. In addition, exercise of the Option following termination of the Grantee's employment shall be subject to the following terms and conditions:
(1) with respect to any installment of the Option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise approved by the Committee, operate to permit such installment to become exercisable within such period; (2) with respect to any installment of the Option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised; and (3) the period of extension shall not operate to permit the exercise of an Option if the employment of the Grantee is terminated prior to the term during which the Option would otherwise have been exercisable. For purposes of this subparagraph (A), if any corporation ceases to be a subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a subsidiary of the Company. For purposes of the Plan, "permanent disability" shall mean a permanent disability as defined in Section 422A(c)(7) of the Code.

                          (B)     Death.  In granting any Option under the
Plan, the Committee may provide in the Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an Option is exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such Option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. If the Committee so provides that an Option shall be exercisable by the Grantee's Successors after the death of the Grantee, the Committee shall specify the period following the Grantee's death during which the Option may be exercised; provided, however, that no Option may be exercised after the date of expiration of the Option; and provided further, that in the case of an incentive stock option such period may not be longer than 12 months after the date of the Grantee's death. Such exercise otherwise shall be subject to





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the terms and conditions of the Plan; provided, however, that with respect to any installment of the Option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided by the Committee, operate to permit such installment to become exercisable within such period.

                 (h) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the Option shall be exercisable only by the Grantee.

                 (i) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights as a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's Option until the Grantee or the Grantee's Successors become the holder of record of such shares. Unless specified in paragraph 6 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an Option.

                 (j) No Options in Certain Cases. No Options shall be granted except within a period of ten years after the effective date of the Plan. In no event shall an incentive stock option be granted to any person who, immediately after such incentive stock option is granted, owns (as defined in Sections 422A and 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless
(i) the option price under such incentive stock option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such incentive stock option on the date of grant of such incentive stock option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Incentive Stock option Agreement shall make such incentive stock option expire on the date that is the fifth anniversary after the date on which the incentive stock option is granted.

                 (k) Miscellaneous Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions, not inconsistent with the Plan, as the Committee shall deem advisable.





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         6.      Adjustments.

                 (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of each Option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph (a) shall be made in such a manner that such adjustment will not constitute a "modification" as defined in Section 425 of the Code. All adjustments made by the Committee under this subparagraph (a) shall be final and conclusive.

                 (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

                          (A)     Declare that all Options granted under the
Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all Options shall terminate upon the expiration of a period specified by the Committee after the Committee gives written notice to all Grantees of their immediate right to exercise all Options then outstanding and of the Committee's decision to terminate all options not exercised within such period; provided, however, that such period may not begin earlier than thirty (30) days after the Committee gives such written notice to all Grantees; or





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




                          (B)     Notify all Grantees that all Options granted
under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Common Stock subject to such Options would have been entitled; or
                          (C)     Some combination of (A) and (B).

                 The adoption of a plan of dissolution or liquidation by the Board of Directors and the stockholders of the Company shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders; provided, however, that the Committee, in its discretion, may declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), outstanding Options shall be governed by and be subject to the provisions of such sentence.

                 (c) Rights or Warrants. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's Option that may be exercised on or prior to the date of the expiration of such rights or warrants.

                 (d) Acceleration Event. If in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors believes an event is likely to lead to changes in control of stock ownership of the Company, whether or not any such change in control actually occurs, the Board of Directors may direct the Committee to declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.





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         7.      Effective Date and Termination of Plan.

                 (a) Effective Date. The effective date of the Plan shall be August 26, 1987, the date of its adoption by the Board of Directors of the Company, provided that the stockholders of the Company (acting at a duly called meeting of the stockholders), shall approve the Plan on or before August 25, 1988.

                 (b) Termination. The Plan shall terminate ten years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any Option theretofore granted under the Plan unless the Grantee shall so consent.

         8. Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

         9. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Grantee to exercise such Option.

         10. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that incentive stock options granted under the Plan shall be "incentive stock options" as defined in Section 422A of the Code, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

                 (a) The maximum number of shares of Common Stock as to which Options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

                 (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

                 (c) The minimum option price as provided under paragraph 5(c) of the Plan, other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Internal Revenue Code or regulations thereunder applicable to incentive stock options; or

                 (d) The period during which options may be granted as provided in paragraph 5(j) of the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 7(b) to terminate the Plan); or

                 (e) The provisions of paragraph 3 of the Plan relating to the determination of employees to whom Options may be granted; or

                 (f) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.

         Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any Option theretofore granted to such Grantee.

         Certification. The undersigned hereby certify that the foregoing National Data Corporation 1987 Stock Option Plan was duly adopted by the Board of Directors of National Data Corporation on August 26, 1987 and by the stockholders of National Data Corporation on November 19, 1987.

                                       /s/ L. C. Whitney
                                       -------------------------------
                                       L. C. WHITNEY
                                       Chairman of the Board and
                                       Chief Executive Officer
/s/ E. Michael Ingram
- -----------------------------
E. MICHAEL INGRAM
Vice President, Corporate
Counsel and Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                             1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

         "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 650,000, and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 1,650,000, and the adoption on August 8, 1989 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 1,000,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 16, 1989 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1989 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                        /s/ E. Michael Ingram
                                        ------------------------------
                                        E. Michael Ingram
                                        General Counsel and Secretary

                  AMENDMENT TO THE NATIONAL DATA CORPORATION
                            1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

         "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 1,650,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 1,650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 2,125,000, and the adoption on September 4, 1991 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 475,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 21, 1991 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1991 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                         /s/ E. Michael Ingram
                                       -----------------------------
                                       E. Michael Ingram
                                       General Counsel and Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                             1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

         "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders shall be 2,125,000 and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 2,125,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 2,525,000, and the adoption on August 17, 1992 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 400,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 19, 1992 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1992 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                                   /s/ E. Michael Ingram
                                                   -----------------------------
                                                   E. Michael Ingram
                                                   General Counsel and Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION

                             1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following

         "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1995 Annual Meeting of Stockholders shall be 3,787,500, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 3,787,500 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1995 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 5,287,500, and the adoption on July 19, 1995 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 1,500,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective October 26, 1995 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1995 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.


                                                   /s/ E. Michael Ingram
                                                   -----------------------------
                                                   E. Michael Ingram
                                                   General Counsel and Secretary